UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: July 21, 2005 (Date of earliest event reported)
VARSITYBOOKS COM INC (Exact name of registrant as specified in its charter)

DC (State or other jurisdiction of incorporation)	000-28977 (Commission File Number)	54-1876848 (IRS Employer Identification Number)

1850 M Street, NW Suite 1150 (Address of principal executive offices)		20036 (Zip Code)
202.667.3400 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Varsity Group Inc. announced today that it signed an amendment to its current agreement with its fulfillment partner, Baker and Taylor, Inc. ("Baker & Taylor") extending the agreement to June 30, 2008. The agreement was originally scheduled to expire on June 30, 2006.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Exhibits
            99.1       Press Release of VARSITYBOOKS COM INC dated July 21, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 21, 2005	VARSITYBOOKS COM INC By: /s/ Jack M Benson Jack M Benson Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of VARSITYBOOKS COM INC dated July 21, 2005